SECURITIES AND EXCHANGE COMMISSION

                   Washington, D.C.  20549


                 ___________________________

                          FORM 8-K

                       CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15 (d) OF THE

               SECURITIES EXCHANGE ACT OF 1934

 Date of Report (Date of earliest event reported)  December
                          25, 1996

          Equivantage Home Equity Loan Trust 1996-3
   (Exact name of registrant as specified in its charter)

New York                               33-99364
Applied For
(State or other jurisdiction       (Commission
(IRS Employer
of incorporation or           File Number)
Identification
organization)                                     Number)


c/o Equivantage Acceptance Corp.
Attention: John Smith
13111 Northwest Freeway
Houston, Texas                          _______77040_____
(Address of principal executive offices)
(Zip Code)

Registrant's telephone number including area code      (713)
895-1957


          Equivantage Home Equity Loan Trust 1996-3
                          Form 8-K
                            INDEX


                                             Page Number

     Item 5.        Other Events
3

     Item 7.        Financial Statements and Exhibits
3

SIGNATURES                                        4

INDEX OF EXHIBITS                                 5






ITEM 5. OTHER EVENTS

The Equivantage Home Equity Loan Trust 1996-3 makes monthly remittances to security holders. The latest remittance was made December 25, 1996. We have furnished a monthly remittance statement delivered to the trustee with security holder payment instructions.


Monthly Remittance
Statement...................................................
 ......Exhibit 21.1

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     Exhibits

     21.1 Monthly Remittance Statement dated as of December
25, 1996.





                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                         Equivantage Home Equity Loan Trust
1996-3
                         (Registrant)

                         By:  Equivantage Acceptance Corp
                              (as Sponsor)


                         Name:     John E. Smith

                         Title:    President



                      INDEX OF EXHIBITS


                                        Page of Sequentially
                                        Numbered Pages


21.1 Monthly Remittance Statement dated                6-14
     as of December 25, 1996.



Exhibit 21.1 Page 6


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Series Structure Summary


Aggregate Realized                             Aggregate
Ending
         Class
Original Principal                     Losses Principal
Aggregate Interest      Undistributed      Principal
Class    Description    Principal Type   Interest Type
Balance Pass Through Rate  Balance Reduction
Shortfall          Principal         Factor
____________________________________________________________
____________________________________________________________
_______________________________________________
A-1      Senior         Sequential Pay   Fixed
74,248,000.00       6.85000000%               0.00
0.00               0.00   0.9335845543
A-2      Senior         Sequential Pay   Fixed
10,000,000.00       7.27500000%               0.00
0.00               0.00   1.0000000000
A-3      Senior         Sequential Pay   Fixed
15,752,000.00       7.70000000%               0.00
0.00               0.00   1.0000000000
B        Subordinate    Support          Accretion
115.75     668.40050043%               0.00
0.00               0.00
RU       Residual       Residual         Residual
0.00       0.00000000%               0.00               0.00
0.00   0.0000000000
____________________________________________________________
____________________________________________________________
_______________________________________________
Totals
100,000,115.75                                 0.00
0.00               0.00   0.9556867537

Exhibit 21.1 Page 7


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996                Phone:
(410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Distribution Summary


Beginning
Principal             Ending
                              Pass Through
Principal     Total Interest    Total Principal
Balance          Principal              Total
Class      Record Date                Rate
Balance       Distribution       Distribution
Reduction            Balance       Distribution
____________________________________________________________
____________________________________________________________
____________________________________
A-1        11/29/1996          6.85000000%
71,089,269.75         405,801.25       1,772,483.76
0.00      69,316,785.99       2,178,285.01
A-2        11/29/1996          7.27500000%
10,000,000.00          60,625.00               0.00
0.00      10,000,000.00          60,625.00
A-3        11/29/1996          7.70000000%
15,752,000.00         101,075.33               0.00
0.00      15,752,000.00         101,075.33
B          11/29/1996        668.40050043%
500,000.00         278,500.21               0.00
0.00         500,000.00         278,500.21
RU         11/29/1996          0.00000000%
0.00           1,792.65               0.00
0.00               0.00           1,792.65
____________________________________________________________
____________________________________________________________
____________________________________
Totals
97,341,269.75         847,794.44       1,772,483.76
0.00      95,568,785.99       2,620,278.20

Exhibit 21.1 Page 8

                                              Equivantage
Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services              Reporting
Month:      November 1996             Phone:
(410) 715-7491
11000 Broken Land Parkway                       Distribution
Date:  December 26, 1996             InvestorDirect:
(800) 605-4167
Columbia, MD 21044-7800

                                          Class Distribution
Per 1,000 of Original Balance


Total Other
                                                       Total
Interest       Scheduled       Principal Total Principal
Principal          Ending

Distribution       Principal    Distribution    Distribution
Balance       Principal
Class            Cusip               Original Balance
Factor          Factor          Factor          Factor
Reduction          Factor
____________________________________________________________
____________________________________________________________
_____________________________
A-1              29476YAL3              74,248,000.00
5.46548392      1.11076931     22.76170887     23.87247818
0.00000000    0.9335845543
A-2              29476YAM1              10,000,000.00
6.06250000      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
A-3              29476YAN9              15,752,000.00
6.41666646      0.00000000      0.00000000      0.00000000
0.00000000    1.0000000000
B                N/A                           115.75
0.00000000      0.00000000      0.00000000      0.00000000
4319.6544276458
RU               N/A                             0.00
N/A             N/A             N/A             N/A
N/A             N/A
____________________________________________________________
____________________________________________________________
_____________________________
Totals                                 100,000,115.75
0.9556867537


Exhibit 21.1 Page 9


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Principal Distribution

                   Beginning
Principal           Ending          Current
                   Principal        Scheduled
Unscheduled                             Other  Total
Principal          Balance        Principal    Undistributed
Class                Balance        Principal
Principal        Accretion        Principal     Distribution
Reduction*          Balance        Principal
____________________________________________________________
____________________________________________________________
____________________________________________
A-1            71,089,269.75        82,472.40
1,690,011.36             0.00             0.00
1,772,483.76             0.00    69,316,785.99
0.00
A-2            10,000,000.00             0.00
0.00             0.00             0.00             0.00
0.00    10,000,000.00             0.00
A-3            15,752,000.00             0.00
0.00             0.00             0.00             0.00
0.00    15,752,000.00             0.00
B                 500,000.00             0.00
0.00             0.00             0.00             0.00
0.00       500,000.00             0.00
RU                      0.00             0.00
0.00             0.00             0.00             0.00
0.00             0.00             0.00
____________________________________________________________
____________________________________________________________
____________________________________________
Totals         97,341,269.75        82,472.40
1,690,011.36             0.00             0.00
1,772,483.76             0.00    95,568,785.99
0.00


*Principal Balance Reduction

Realized Losses Principal Balance Reduction
0.00
Negative Amortization Principal Balance Reduction
0.00
Other
0.00


Exhibit 21.1 Page 10


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Class Interest Distribution

                                     Beginning
Negative                            Ending
                                    Principal/
Interest                                       Amortization
Principal/
                                      Notional
Interest       Shortfall/                             Other
Interest   Total Interest         Notional
Class       Pass-Through Rate          Balance
Accrual       (Recovery)        Accretion         Interest
Reduction     Distribution          Balance
____________________________________________________________
____________________________________________________________
_____________________________________________
A-1               6.85000000%    71,089,269.75
405,801.25             0.00             0.00
0.00             0.00       405,801.25    69,316,785.99
A-2               7.27500000%    10,000,000.00
60,625.00             0.00             0.00             0.00
0.00        60,625.00    10,000,000.00
A-3               7.70000000%    15,752,000.00
101,075.33             0.00             0.00
0.00             0.00       101,075.33    15,752,000.00
B               668.40050043%       500,000.00
278,500.21             0.00             0.00
0.00             0.00       278,500.21       500,000.00
RU                0.00000000%             0.00
0.00       (1,792.65)             0.00             0.00
0.00         1,792.65             0.00
____________________________________________________________
____________________________________________________________
_____________________________________________
Totals
846,001.79       (1,792.65)             0.00
0.00             0.00       847,794.44


Exhibit 21.1 Page 11


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Fund Account Summary

____________________________________________________________
____________________________________________________________
______________________________________________________

Proceeds Account
   Beginning Balance
(0.00)

   DEPOSITS:
WITHDRAWALS:
    Interest Net of Servicing Fee                 861,139.82
Interest Payments                                847,794.44
    Scheduled Principal                            82,472.40
Scheduled Principal Payment                       82,472.40
    Other Principal                             1,690,011.36
Other Principal Payments                       1,690,011.36
    Negative Amortization                               0.00
Reserve Fund 1                                         0.00
    Deposits from Reserve Fund                          0.00
Fees and Expenses                                 15,138.03
    Gain/Loss Adjustment                                0.00
Other Withdrawals                                      0.00
    Other Deposits                                  1,792.65

   Total Deposit
2,635,416.23                Total Withdrawals
2,635,416.23


Ending Balance
0.00

Exhibit 21.1 Page 12


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Loss/Delinquency Detail Supplement

                  Current         Current         Current
Current           Total       Aggregate       Aggregate
Aggregate       Aggregate           Total
                    Fraud      Bankruptcy  Special Hazard
Credit         Current           Fraud      Bankruptcy
Special Hazard          Credit       Aggregate
Pool #             Losses          Losses          Losses
Losses          Losses          Losses          Losses
Losses          Losses          Losses
____________________________________________________________
____________________________________________________________
_________________________________________________

X                    0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00
____________________________________________________________
____________________________________________________________
_________________________________________________
Totals               0.00            0.00            0.00
0.00            0.00            0.00            0.00
0.00            0.00            0.00





____________________________________________________________
____________________________________________________________
______________________________________________________
        30  Days  Delinquent    60  Days  Delinquent    90
Days  Delinquent             Foreclosures
Bankruptcy              REO's                 Totals
          Number       Balance    Number       Balance
Number       Balance    Number       Balance    Number
Balance    Number       Balance    Number       Balance
              16  1,166,098.14        10    621,759.52
8    536,603.23         5    192,998.70         7
369,653.28         1      7,500.00        47  2,894,612.87
____________________________________________________________
____________________________________________________________
______________________________________________________
Total
              16  1,166,098.14        10    621,759.52
8    536,603.23         5    192,998.70         7
369,653.28         1      7,500.00        47  2,894,612.87


Exhibit 21.1 Page 13

                                               Equivantage
Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services               Reporting
Month:      November 1996              Phone:
(410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Collateral Summary


Total|              Pool X

____________________________________________________________
_____________________________________________
Monthly P&I Constant
982,704.73|          982,704.73

|
Positive Amortization
82,472.40|           82,472.40
Negative Amortization
0.00|                0.00
Regular Curtailments
13,246.04|           13,246.04
Regular Curtailment Interest
0.00|                0.00
Prepaid Curtailments
0.00|                0.00
Prepaid Curtailment Interest
0.00|                0.00
Liquidations
1,676,765.32|        1,676,765.32
Principal Adjustments
0.00|                0.00
   Total Principal Trust Distribution
1,772,483.76|        1,772,483.76

|
Scheduled Interest
900,232.33|          900,232.33
Servicing Fee
39,092.51|           39,092.51
Master Servicing Fee
2,225.86|            2,225.86
Spread
0.00|                0.00
     Total Pass-Through Interest
846,001.79|          846,001.79

|
Beginning Balance
97,341,269.75|       97,341,269.75
Ending Balance
95,568,785.99|       95,568,785.99
Gross P&I Distribution
2,633,623.58|        2,633,623.58
Realized Losses/(Gains)
0.00|                0.00
Net P&I Trust Distribution
2,633,623.58|        2,633,623.58

|
Beginning Loan Count
1624|                1624
Number of Loan Payoffs
22|                  22
Ending Loan Count
1602|                1602

|
Weighted Average Maturity
243.0000000000|      243.0000000000
Weighted Average Gross Rate
11.119949210%|       11.119949210%
Weighted Average Net Rate
10.638026050%|       10.638026050%
Weighted Average Pass-Through Rate
10.451408020%|       10.451408020%
Weighted Average Margin
0.000000000%|        0.000000000%

|
Advances on Delinquencies
|
  Current Period Principal
0.00|                0.00
  Current Period Interest
0.00|                0.00

Exhibit 21.1 Page 14


Equivantage Home Equity Loan Trust 1996-3
Norwest Bank Minnesota, N.A.
Contact:                           Patrick Benz
Securities Administration Services
Reporting   Month:      November 1996
Phone:                           (410) 715-7491
11000 Broken Land Parkway
Distribution Date:  December 26, 1996
InvestorDirect:                  (800) 605-4167
Columbia, MD 21044-7800


Credit Enhancement Summary


Initial         Current         Current
Current         Current            Current

Coverage          Period          Period      Cumulative
Coverage        Coverage               Pool
Type/Purpose
Amount          Losses       Additions          Losses
Percentage          Amount            Balance
____________________________________________________________
____________________________________________________________
___________________________________________
Subordination
115.75            0.00            0.00            0.00
0.52318338%      500,000.00      95,568,785.99





                             Principal
                          Distribution
Scheduled   Unscheduled
                                Amount    Percentage
Payment       Payment

___________________________________________________________
Senior                    1,772,483.76 100.00000000%
100.00000000% 100.00000000%
Subordinate                       0.00   0.00000000%
0.00000000%   0.00000000%